Summary Prospectus February 1, 2010

                                                          [DWS INVESTMENTS LOGO]
                                                             Deutsche Bank Group



DWS SMALL CAP CORE FUND






CLASS/Ticker    A   SZCAX    B   SZCBX    C   SZCCX    S   SSLCX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information and other information about the fund online at https://www.dws-investments.com/ mutualpros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 621-1048 (A, B, C) and (800) 728-3337
(S) or asking your financial advisor. The prospectus and Statement of Additional Information, both dated February 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide long-term capital growth.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares in this fund. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in DWS funds. More information about these and other discounts is available from your financial professional and in Choosing a Share Class in the prospectus (p. 21) and Purchase and Redemption of Shares in the fund's Statement of Additional Information (p. II-10).


SHAREHOLDER FEES (paid directly from your investment)


                                                       A          B          C          S
                                            ------------  ---------  ---------  ---------
Maximum sales charge (load) on purchases,
as % of offering price                            5.75      None       None       None
-------------------------------------------       ----      --         --         --
Maximum contingent deferred sales charge
(load), as % of redemption proceeds           None(1)     4.00       1.00         None
-------------------------------------------   --------    ----       ----         --
Redemption/exchange fee on shares owned
less than 15 days, as % of redemption pro-
ceeds                                             2.00    2.00       2.00       2.00
-------------------------------------------   --------    ----       ----       ----

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a % of the value of your investment)


                                                    A          B          C           S
                                            ---------  ---------  ---------  ----------
Management fee                                  0.67       0.67       0.67       0.67
-------------------------------------------     ----       ----       ----       ----
Distribution/service
(12b-1) fees                                    0.24       1.00       1.00      None
-------------------------------------------     ----       ----       ----      -----
Other expenses (includes an administrative
fee)                                            1.00       1.20       1.10       0.85
-------------------------------------------     ----       ----       ----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES            1.91       2.87       2.77       1.52
-------------------------------------------     ----       ----       ----      -----
Less fee waiver/reimbursment                    0.27       0.48       0.38       0.13
-------------------------------------------     ----       ----       ----      -----
NET ANNUAL FUND OPERATING EXPENSES              1.64       2.39       2.39       1.39
-------------------------------------------     ----       ----       ----      -----

(1) Investments of $1 million or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

The Advisor has contractually agreed, through January 31, 2011, to maintain the fund's total annual operating expenses at ratios no higher than 1.64%, 2.39%, 2.39% and 1.39% for Class A, Class B, Class C and Class S, respectively. The agreement may only be terminated with the consent of the Board and does not extend to extraordinary expenses, taxes, brokerage or interest.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses for each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



YEARS            A          B          C          S
-------  ---------  ---------  ---------  ---------
1        $  732     $  642     $  342     $  142
--       ------     ------     ------     ------
3        $1,116     $1,144     $  823     $  468
--       ------     ------     ------     ------
5        $1,524     $1,671     $1,431     $  817
--       ------     ------     ------     ------
10       $2,659     $2,721     $3,072     $1,801
--       ------     ------     ------     ------

You would pay the following expenses if you did not redeem your shares:



YEARS            A          B          C          S
-------  ---------  ---------  ---------  ---------
1        $  732     $  242     $  242     $  142
--       ------     ------     ------     ------
3        $1,116     $  844     $  823     $  468
--       ------     ------     ------     ------
5        $1,524     $1,471     $1,431     $  817
--       ------     ------     ------     ------
10       $2,659     $2,721     $3,072     $1,801
--       ------     ------     ------     ------

Class B converts to Class A after six years; the Example for Class B reflects lower fees incurred in Class A after this conversion.

PORTFOLIO TURNOVER

The fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs are not reflected in annual fund operating expenses or in the expense example, but are reflected in fund performance.


During the most recent fiscal year, the fund's portfolio turnover rate was 434% of the average value of its portfolio.



PRINCIPAL INVESTMENT STRATEGY


MAIN INVESTMENTS. Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of small US companies with potential for above-average long-term capital growth. These companies are similar in size to the companies in the Russell 2000 (Reg. TM) Index (generally the 2,000 smallest companies out of the 3,000 largest companies in the US). The fund intends to invest in companies whose market capitalizations fall within the normal range of the Russell 2000( (Reg. TM)) Index.


While the fund invests primarily in common stocks, it may invest up to 20% of total assets in US government securities. The fund may also invest in other types of equity securities such as preferred stocks or convertible securities.


MANAGEMENT PROCESS. A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. Portfolio management believes that by combining techniques used by fundamental value investors with extensive growth and earnings analysis it can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information. Portfolio management then builds a diversified portfolio of attractively rated companies.


Portfolio management will normally sell a stock when it believes it is too highly valued, its fundamental qualities have deteriorated, when its potential risks have increased or when the company no longer qualifies as a small company.



OTHER INVESTMENTS AND TECHNIQUES
--------------------------------------------------------------------------------

DERIVATIVES. The fund may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs.


SECURITIES LENDING. The fund may lend securities (up to one-third of total assets) to approved institutions.

--------------------------------------------------------------------------------

MAIN RISKS


There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.


STOCK MARKET RISK. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management on the part of the stock's issuer, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.


SMALL COMPANY RISK. Small company stocks tend to be more volatile than large company stocks. Small companies are less widely followed by stock analysts and less information about them is available to investors. Industry-wide reversals may have a greater impact on small companies, since they lack the financial resources of larger companies. Small company stocks are typically less liquid than large company stocks.


FOCUS RISK. To the extent that the fund focuses its investments in particular industries, asset classes or sectors of the economy, any market price movements, regulatory or technological changes,or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the fund's performance. For example, consumer goods companies could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.


SECURITY SELECTION RISK. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.


SECURITIES LENDING RISK. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.


DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation;



                                       2
SUMMARY PROSPECTUS February 1, 2010                    DWS Small Cap Core Fund
and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

For more about fund risks, including additional risk factors not discussed in this summary prospectus, see the fund's prospectus and Statement of Additional Information.


PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk; so can comparing fund performance to overall market performance (as measured by an appropriate market index). As always, past performance may not indicate future results. All performance figures below assume that dividends were reinvested. For more recent performance figures, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


On July 17, 2000 AARP Small Company Stock Fund was reorganized into Class AARP (now Class S) of Scudder Small Company Stock Fund (now DWS Small Company Stock
Fund). Class AARP Shares were converted into Class S shares on July 14, 2006.


For Class A, B and C shares, performance prior to its inception date is based on the historical performance of the fund's original share class (Class AARP) and for periods prior to July 17, 2000, AARP Small Company Stock Fund, each adjusted to reflect the higher expenses of the relevant share class. For Class S shares, performance prior to its inception date is the historical performance of AARP Small Company Stock Fund.


CALENDAR YEAR TOTAL RETURNS (%) (Class S)

These year-by-year returns do not include sales charges, and would be lower if they did. Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  -1.89      9.58       -12.93     48.89      16.66      2.90      15.64       -11.31      -38.30     28.86
  2000       2001      2002        2003       2004       2005      2006        2007        2008       2009




Best Quarter: 21.85%, Q2 2003   Worst Quarter: -27.59%, Q4 2008

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2009 expressed as a %)

These returns include sales charges, if any. Performance of a broad-based index is shown for comparison. Indexes have no sales charges and cannot be invested in directly. After-tax returns (which are shown only for Class S and would be different for other classes) reflect the highest individual federal income tax rates in effect at the time, but do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan. Performance of Class B shares does not assume the conversion to Class A shares after six years.



                                 CLASS           1           5         10
                             INCEPTION        YEAR       YEARS      YEARS
                           -----------  ----------  ----------  ---------
CLASS A before tax         6/25/2001        21.46       -4.85       2.27
-------------------------  ---------        -----      ------       ----
CLASS B before tax         6/25/2001        25.07       -4.57       2.06
-------------------------  ---------        -----      ------       ----
CLASS C before tax         6/25/2001        27.89       -4.46       2.07
-------------------------  ---------        -----      ------       ----
CLASS S before tax         7/17/2000        28.86       -3.45       3.15
-------------------------  ---------        -----      ------       ----
  After tax on distribu-
  tions                                     28.86       -5.54       2.36
  After tax on distribu-
  tions, with sale                          18.79       -3.94       2.62
-------------------------  ---------        -----      ------       ----
RUSSELL 2000 INDEX                          27.17       0.51        3.51
-------------------------  ---------        -----      ------       ----

RUSSELL 2000 (Reg. TM) INDEX is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.


MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


On January 26, 2010, the Advisor announced its intention to transition members of your fund's portfolio management team who are part of its Quantitative Strategies Group out of the Advisor into a separate independent investment advisory firm that is not affiliated with the Advisor. In order for the fund to continue to benefit from the investment expertise offered by the affected portfolio managers, the Advisor has recommended to the fund's Board of Trustees the approval of a sub-advisory agreement between the Advisor and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter of 2010.


PORTFOLIO MANAGER(S)

ROBERT WANG. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2008.


DI KUMBLE, PH.D., CFA. Managing Director of Deutsche Asset Management and Portfolio Manager of the fund. Joined the fund in 2008.



                                       3
SUMMARY PROSPECTUS February 1, 2010                    DWS Small Cap Core Fund

PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT ($)


                                          AUTOMATIC
                                UGMAS/   INVESTMENT
           NON-IRA      IRAS     UTMAS        PLANS
         ---------  --------  --------  -----------
A B C     1,000       500      1,000         500
-------   -----       ---      -----         ---
S         2,500     1,000      1,000       1,000
-------   -----     -----      -----       -----

For participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, there is no minimum initial investment for Class A, B, C and S shares and no minimum additional investment for Class A and S shares. The minimum additional investment for all other instances is $50. The maximum Automatic Investment Plan investment is $250,000.



TO PLACE ORDERS


MAIL           First Investment         DWS Investments, PO Box 219356
                                        Kansas City, MO 64121-9356
               Additional Investments   DWS Investments, PO Box 219154
                                        Kansas City, MO 64121-9154
               Exchanges and            DWS Investments, PO Box 219557
               Redemptions              Kansas City, MO 64121-9557
EXPEDITED MAIL                          DWS Investments, 210 West 10th Street
                                        Kansas City, MO 64105-1614
WEB SITE                                www.dws-investments.com
TELEPHONE                               Class A, B or C shares: (800) 621-1048
                                        Class S shares: (800) 728-3337
                                        M - F 9 a.m. - 6 p.m. ET
TDD LINE                                (800) 728-3006, M - F 9 a.m. - 6 p.m. ET


You can buy or sell shares of the fund on any business day at our web site, by mail, or by telephone. The fund is generally open on days when the New York Stock Exchange is open for regular trading.


Effective March 1, 2010, Class B shares will be closed to new purchases, except for exchanges and the reinvestment of dividends. Class S shares are generally available only to existing Class S shareholders.



TAX INFORMATION


The fund's distributions (dividend and capital gains distributions are expected to be paid annually) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


                                       4
SUMMARY PROSPECTUS February 1, 2010                    DWS Small Cap Core Fund
DSCCF-SUM